SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 17, 2004



                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



     Islands of Bermuda               1-14180                   13-3867424
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)



                         c/o Loral SpaceCom Corporation

                   600 Third Avenue, New York, New York     10016
               (Address of principal executive offices)   (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 697-1105

     On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG were appointed as joint provisional liquidators.

Item 9. Regulation FD Disclosure
        ------------------------

     On March 17, 2004 Loral Space & Communications Ltd., a Bermuda company (the "Registrant"), announced that it has completed its previously announced transactions with Intelsat, Ltd. and Intelsat (Bermuda), Ltd. for the sale of the Registrant's North American satellite fleet and related assets.

     A copy of the press release issued by the Registrant on March 17, 2004 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 9 by reference.

     The information of this Item 9 to this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section.

Item 7. Exhibits
        --------

(c)  99.1 Press release date March 17, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 18, 2004                   LORAL SPACE & COMMUNICATIONS LTD.
                                        (Registrant)

                                        By:  /s/ Janet T. Yeung
                                             -----------------------------------
                                             Janet T. Yeung
                                             Vice President and Assistant
                                             Secretary

                                  EXHIBIT INDEX

            Exhibit                Description
            -------                -----------

            99.1                   Press Release dated March 17, 2004.